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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2005

                             TUPPERWARE CORPORATION
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             (Exact name of registrant as specified in its charter)

          Delaware                       1-11657                36-4062333
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(State or other jurisdiction           (Commission           (I.R.S. Employer
      of incorporation)               File Number)          Identification No.)

        P.O. Box 2353, Orlando, Florida                           32802
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    (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code 407-826-5050


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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02(D)    ELECTION OF DIRECTORS

                Effective February 18, 2005, the Tupperware Corporation elected Catherine A. Bertini to its board of directors. Ms. Bertini will be serving on the Compensation and Governance Committee.

                A copy of the Company's press release is attached as Exhibit
                99.1.

Item 9.01(c)    Exhibits

Exhibit 99.1 Press release of Tupperware Corporation dated February 18, 2005 announcing the election of Catherine A. Bertini to the Company's board of directors

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         TUPPERWARE CORPORATION
                                         (Registrant)

February 18, 2005
                                         /s/ Thomas M. Roehlk
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                                         Thomas M. Roehlk
                                         Senior Vice President, General Counsel
                                         and Secretary